                                                                      EXHIBIT 99

CARCO/DCMOT AUTO LOAN MASTER TRUST:   RECONCILIATION OF CASH FLOWS
COLLECTION PERIOD: DEC 1, 2003 THROUGH DEC 31, 2003
ACCRUAL PERIOD: DEC 15, 2003 THROUGH JAN 14, 2004
DISTRIBUTION DATE: JANUARY 15, 2004

                                        TRUST           SERIES          SERIES         DCMOT          DCMOT        DCMOT
                                        TOTALS          1999-2          2001-A         2002-A        2002-B        2003-A      OTHER
                                     --------------  -------------------------------------------------------------------------------
AMOUNTS AVAILABLE FOR DISBURSEMENT

Interest Collections from Seller     41,358,952.90 *  4,098,512.62   6,830,854.37  13,524,260.40  6,762,130.20  10,143,195.30   0.00
Principal Collections from Seller             0.00 *          0.00           0.00           0.00          0.00           0.00
Investment Income on Accounts            17,587.32        4,507.87       7,134.92       2,642.01      1,321.01       1,981.51
Balances in Principal Funding
  Accounts                                    0.00            0.00           0.00           0.00          0.00           0.00
Balances in Reserve Fund Accounts     5,600,000.00    2,100,000.00   3,500,000.00           0.00          0.00           0.00
Balances in Excess Funding Accounts           0.00            0.00           0.00           0.00          0.00           0.00
Balance in Yield Supplement Accounts  6,400,000.00    2,400,000.00   4,000,000.00           0.00          0.00           0.00
Other Adjustments                             0.00            0.00           0.00           0.00          0.00           0.00   0.00
                                     --------------  -------------------------------------------------------------------------------
                   TOTAL AVAILABLE   53,376,540.22    8,603,020.49  14,337,989.29  13,526,902.42  6,763,451.21  10,145,176.81   0.00
                                     ==============  ===============================================================================

AMOUNTS DISBURSED
Pass-through Interest to Series
  Note/Certificateholders             6,427,548.62      667,791.67   1,057,013.89   2,105,416.67  1,031,180.56   1,566,145.83
Principal Due to
  Note/Certificateholders                     0.00            0.00           0.00           0.00          0.00           0.00
Principal to Funding Account                  0.00            0.00           0.00           0.00          0.00           0.00
Move Funds to the Reserve Fund
  Accounts                            5,600,000.00    2,100,000.00   3,500,000.00           0.00          0.00           0.00
Move Funds to the Excess Funding
  Accounts                                    0.00            0.00           0.00           0.00          0.00           0.00
Move Funds to the Yield Supplement
  Accounts                            6,400,000.00    2,400,000.00   4,000,000.00           0.00          0.00           0.00
Yield Supplement  & Reserve Account
  to Seller                                   0.00 *          0.00           0.00           0.00          0.00           0.00
Service Fees to Seller                5,458,079.81 *    500,000.00     833,333.33   1,833,220.66    916,610.33   1,374,915.49
Defaulted Amounts to Seller                   0.00 *          0.00           0.00           0.00          0.00           0.00
Excess Collections to Seller         29,490,911.79 *  2,935,228.82   4,947,642.07   9,588,265.09  4,815,660.32   7,204,115.49   0.00
Excess Funding Account Balance
  to Seller                                   0.00 *          0.00           0.00           0.00          0.00           0.00
                                     --------------  -------------------------------------------------------------------------------
                 TOTAL DISBURSEMENTS 53,376,540.22    8,603,020.49  14,337,989.29  13,526,902.42  6,763,451.21  10,145,176.81   0.00
                                     ==============  ===============================================================================
                        Proof                 0.00            0.00           0.00           0.00          0.00           0.00   0.00
                                     ==============  ===============================================================================


--------------------------------------------------------------------------------
INSTRUCTIONS TO BANK OF NEW YORK
     1. Receive funds from:
                  Chrysler                                       $409,961.30
                  Investment Income                                17,587.32
                  Collection Account                            6,000,000.00 *
                  Reserve & Yield Accounts                              0.00
                  Balance in Excess Funding Account                     0.00
                                                               $6,427,548.62
     2. Distribute funds to:
                  Series Note/Certificate Holders              $6,427,548.62
                  Chrysler                                              0.00
                  Trust Deposit Accounts                                0.00
                                                               $6,427,548.62

     3. Verify account balances in Collection, Funding, Reserve & Yield Supplement Accounts.

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                                                  TO: JOHN BOBKO/ROBERT GRUENFEL
-----------------------------------------------------
 * FUNDS TRANSFER TO/(FROM) BANK OF NEW YORK:         THE BANK OF NEW YORK
                                        409,961.30    (212) 815-4389/8325
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